                                                                 EXECUTION COPY
                                 AMENDMENT NO. 2

                  AMENDMENT NO. 2, dated as of August 1, 2004 (this
"Amendment"), to the Credit Agreement, dated as of February 4, 2003 (as amended by that certain Amendment No. 1, Consent and Waiver dated as of November 12,
2003 and as otherwise amended, supplemented or modified to the date hereof, the
"Credit Agreement"), among WARNACO INC., a Delaware corporation (the
"Borrower"), THE WARNACO GROUP, INC. ("Group"), the financial institutions from time to time party thereto as lenders (the "Lenders"), the financial institutions from time to time party thereto as issuers (the "Issuers"),
CITICORP NORTH AMERICA, INC. ("CNAI"), as administrative agent and collateral agent for the Lenders and the Issuers (in such capacity, the "Administrative
Agent"), JPMORGAN CHASE BANK, as syndication agent for the Lenders and the
Issuers and BANK OF AMERICA, NA, THE CIT GROUP/COMMERCIAL SERVICES, INC., and
CONGRESS FINANCIAL CORPORATION (CENTRAL), each as a co-documentation agent for the Lenders and Issuers. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, Group, the Lenders, the Issuers and the
Administrative Agent are party to the Credit Agreement and the undersigned
Lenders constitute the Requisite Lenders;

                  WHEREAS, the Borrower has requested that the Administrative
Agent and the Lenders agree to reduce the Commitments of the Lenders ratably by
$100,000,000 to $175,000,000 and to concurrently increase the amount of Facility
Increase available under Section 2.18 of the Credit Agreement from $50,000,000 to $150,000,000;

                  WHEREAS, the Borrower has also requested that the
Administrative Agent and the Lenders constituting the Requisite Lenders agree to amend the Credit Agreement (i) to increase the amount of permitted other
Indebtedness and permitted other Liens to $10,000,000, in each case; (ii) to increase certain permitted Investments by a Loan Party in Warnaco Entities that are not Loan Parties to $10,000,000, subject to the receipt by the
Administrative Agent, for the benefit of the Secured Parties, of a perfected pledge of 100% of the Stock (or, in the case of a Foreign Subsidiary, no more than 65% of the Voting Stock) of any such Warnaco Entity; (iii) to permit the
Borrower to make investments in investment grade debt securities; (iv) to permit the Borrower to pay dividends and repurchase debt and equity, up to an aggregate amount of $50,000,000 if, after giving effect to such payment, Cash on Hand is greater than or equal to $50,000,000; and (v) to permit an Asset Sale for 50%
cash and 50% notes receivable in certain circumstances (which notes shall be in form and substance reasonably satisfactory to the Administrative Agent and pledged to the Administrative Agent, for the benefit of the Lenders); and

                  WHEREAS, pursuant to Section 11.1 (Amendments, Waiver, Etc.)
of the Credit Agreement, the consent of the Requisite Lenders is required to amend the provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the
covenants and obligations contained herein the parties hereto agree as follows:

       SECTION 1.        REDUCTION OF COMMITMENTS; INCREASE IN AMOUNT OF
FACILITY INCREASE

                   Effective as of the Amendment Effective Date the Commitments
shall be reduced to $175,000,000 ratably with respect to each Lender.

       SECTION 2.        AMENDMENTS TO CREDIT AGREEMENT

                  The Credit Agreement is, effective as of the Amendment
Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this
Amendment) hereof, hereby amended as follows:

                  (a)  INSERTION OF THE DEFINITION OF "INVESTMENT  GRADE DEBT
SECURITIES" IN ARTICLE I (DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS). The
following  definition of "Investment Grade Debt Securities" shall be inserted in the correct alphabetical order as follows:

                  "Investment Grade Debt Securities" means any bond, debenture, note or other evidence of indebtedness which is rated at least
                  BBB- by Standard & Poor's Rating Services and Baa3 by Moody's
                  Investors Services, Inc.

                  (b)  AMENDMENTS TO SECTION 2.18 (FACILITY  INCREASE).  Section
2.18(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) The Borrower may (no more frequently than three times (in minimum increments of $50,000,000) during the term of the
                  Facility) request the Lenders or other Eligible Assignees to provide additional Commitments up to an aggregate amount not in excess of $150,000,000 (a "Facility Increase"); provided, however, that (i) the Borrower shall have given the
                  Administrative Agent at least 60 days notice of its intention to effect the Facility Increase and the desired amount of such
                  Facility Increase, (ii) the conditions precedent to a
                  Borrowing set forth in Section 3.2 are satisfied as of the
                  Facility Increase Effective Date (as defined below), (iii) an opinion of counsel to the Loan Parties in form and substance and from counsel satisfactory to the Administrative Agent and addressed to the Administrative Agent, the Issuers and the
                  Lenders dated the Facility Increase Effective Date and
                  addressing such matters as the Administrative Agent may
                  reasonably request shall be delivered to the Administrative
                  Agent and (iv) the Borrower shall have paid to the Agents a fee to be determined (but in any event reasonably acceptable to Group) and to the Lenders providing the Facility Increase fees required in order to clear the market in an amount to be determined.

                  (c) AMENDMENTS TO SECTION 8.1 (INDEBTEDNESS).

                  (i) Section 8.1(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (n) other Indebtedness the aggregate Dollar Equivalent of the principal amount of which shall not exceed $10,000,000 at any time.

                  (d) AMENDMENTS TO SECTION 8.2 (LIENS, ETC.). Section 8.2(l) of
the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (l) other Liens not otherwise permitted under this Section
                  8.2, securing obligations in an amount not to exceed
                  $10,000,000 in an aggregate amount outstanding at any time.

                  (e) AMENDMENTS TO SECTION 8.3 (INVESTMENTS).

                  (i) Section 8.3(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) Investments (i) by any  Warnaco Entity in any Warnaco
                  Entity in an amount not exceeding the amount outstanding on the date hereof and as set forth on Schedule 8.3,

                  and (ii) additional Investments by (A) any Warnaco Entity in a
                  Loan Party, (B) any Warnaco Entity that is not a Loan Party in any other Warnaco Entity, and (C) any Loan Party in a Warnaco
                  Entity that is not a Loan Party (1) to the extent required by applicable law to fulfill statutory capital requirements in a maximum aggregate amount up to $10,000,000, and (2) solely for the purposes of funding (x) the operations of such Foreign
                  Subsidiary (including Standby Letters of Credit Issued for the benefit of such Foreign Subsidiaries), not to exceed in the aggregate $25,000,000 at any time outstanding under this
                  subclause (a)(ii)(C)(2)(x), (y) up to $15,000,000 of
                  investments in Lejaby SAS to fund costs associated with the reorganization of its European operations and (z) operating expenses of Foreign Subsidiaries in Hong Kong, Central America
                  and Mexico and (3) to the extent necessary for such entity to pay taxes that are due and payable; provided, that in each case (other than investments made as capital contributions pursuant to subclause (ii)(C)(1)) such Investment shall be evidenced by a promissory note in form and substance
                  satisfactory to the Administrative Agent, the Administrative
                  Agent shall have a perfected security interest in such
                  promissory note and no Event of Default shall have occurred and be continuing at the time such Investment is made or would result therefrom; provided, further, that in the case of
                  investments made as capital contributions pursuant to
                  subclause (ii)(C)(1) such Investment shall be permitted only to the extent that substantially concurrently with such
                  Investment the Borrower shall have complied with the
                  requirements of Section 7.11(b) (Additional Personal Property
                  Collateral and Guaranties);

                  (ii) Section 8.3(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) Investments in (i) cash and Cash Equivalents; provided that such cash and Cash Equivalents held by a Loan Party are held in a Blocked Account, a Restricted Account, a Control
                  Account, or otherwise in compliance with Section 4.7 of the
                  Pledge and Security Agreement, and (ii) Investment Grade Debt
                  Securities; provided that Investment Grade Debt Securities held by a Loan Party are held in a Securities Account, or
                  otherwise in compliance with Section 4.4 of the Pledge and
                  Security Agreement;

                  (iii) Section 8.3(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) Investments in payment intangibles, chattel paper (each as defined in the UCC) and Accounts, notes receivable (including but not limited to those notes receivable held by the Borrower or its Subsidiaries pursuant to clause (b) of Section 8.4) and similar items arising or acquired in the ordinary course of business consistent with the past practice of the Borrower and its Subsidiaries;

                  (f) AMENDMENTS TO SECTION 8.4 (SALE OF ASSETS). Section 8.4(b)
of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (b) the sale of any asset or assets by a Warnaco Entity as long as (i) the purchase price paid to such Warnaco Entity for such asset shall be no less than the Fair Market Value of such asset at the time of such sale, (ii) not less than 100% of the purchase price for such asset shall be paid in cash (provided that (A) in the case of an Asset Sale consummated when no Loan or Loans or unreimbursed amounts in respect of drawn Letters of Credit are outstanding, 50% of the purchase price for such asset may be paid in cash and the remaining amount paid in notes receivable (which notes receivable shall be in form and substance reasonably satisfactory to the Administrative Agent and, if held by a Loan Party, pledged to the Administrative
                  Agent, for the benefit of the Lenders), and

                  (B) in the case of an Asset Sale of all or substantially all the assets described on Schedule 8.4 (Permitted Asset Sales), the portion of the purchase price paid in cash shall be the greater of (x) 75% and (y) the value of the Borrowing Base relating to such assets plus any current liabilities relating to such assets which are not assumed by the purchaser thereof)
                  to such Warnaco Entity, (iii) neither the seller of such
                  assets nor any of its Affiliates shall have any subsequent payment obligations in respect of such sale, other than
                  customary and standard indemnity obligations and as set forth in subclause (ii) above, (iv) no Default or Event of Default has occurred and is continuing at the time of such sale or would result from such sale, and (v) the aggregate purchase price paid to all Warnaco Entities for all assets sold
                  pursuant to this clause (b) shall not exceed $20,000,000 in the aggregate;

                  (g) AMENDMENTS TO SECTION 8.5 (RESTRICTED PAYMENTS).  Section
8.5 (Restricted Payments) of the Credit Agreement is hereby amended by (i)
deleting "and" at the end of clause (b), (ii) inserting "and" at the end of subclause (c)(iii) and (iii) inserting a new clause (d) immediately after subclause (c)(iii) thereof to read in its entirety as follows:

                  (d) Restricted Payments by any Warnaco Entity up to an
                  aggregate amount, together with any payment made under Section
                  8.6(b)(vi), of $50,000,000, if after giving effect to such
                  Restricted Payment, Cash on Hand is at least equal to
                  $50,000,000;

                  (h) AMENDMENTS TO SECTION 8.6 (PREPAYMENT AND  CANCELLATION OF
INDEBTEDNESS). Section 8.6(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (b) Neither Group nor the Borrower shall, nor shall they
                  permit any of their respective Subsidiaries to, prepay,
                  redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness;
                  provided, however, that any Warnaco Entity may: (i) prepay the
                  Obligations in accordance with the terms of this Agreement,
                  (ii) make regularly scheduled or otherwise required repayments or redemptions of Indebtedness (other than the Second Lien
                  Notes in respect of which payments may only be made subject to clause (c) and clause (d) below), (iii) prepay any
                  intercompany Indebtedness payable to the Borrower or any of its Subsidiaries by the Borrower or any of its Subsidiaries,
                  (iv) beginning on June 30, 2004 repurchase the Take-Out
                  Securities in the open market using then available Cash On
                  Hand in an aggregate amount not to exceed $10,000,000, (v)
                  renew, extend, refinance and refund Indebtedness, as long as such renewal, extension, refinancing or refunding is permitted under Section 8.1(g) and (vi) prepay, redeem, purchase,
                  defease or otherwise satisfy prior to the scheduled maturity thereof any Indebtedness of any Warnaco Entity up to an
                  aggregate amount, together with any payment made under Section
                  8.5(d) (but not including any payments on Indebtedness
                  permitted in clauses (i) through (v) above), of $50,000,000, if after giving effect to such payment, Cash on Hand is at least equal to $50,000,000.

                  SECTION 3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS
AMENDMENT

                  This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the "Amendment Effective Date") or duly waived by the
Administrative Agent:

                  (a) CERTAIN DOCUMENTS

                  The Administrative Agent shall have received each of the
following, each dated the Amendment Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the
Administrative Agent and in sufficient copies for each Lender:

                  (i) this Amendment, duly executed by the Borrower, Group, the
Administrative Agent and Lenders constituting Requisite Lenders;

                  (ii) the Consent, Agreement and Affirmation of Guaranty in
form attached hereto as Exhibit A, duly executed by each of the Subsidiary
Guarantors; and

                  (iii) such additional documentation as the Administrative
Agent may reasonably require.

                  (b) REPRESENTATIONS AND WARRANTIES

                  Each of the representations and warranties contained in
Article IV (Representations and Warranties) of the Credit Agreement, the other
Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective
Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the
Credit Agreement as amended by this Amendment and after giving effect to the amendments set forth herein.

                  (c) NO DEFAULT OR EVENT OF DEFAULT

                  After giving effect to this Amendment, no Default or Event of
Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date.

                  (d) FEES AND EXPENSES PAID

                  The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the
Amendment Effective Date and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this
Amendment and all other Loan Documents entered into in connection herewith
(including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan
Documents) and all other costs, expenses and fees due under any Loan Document.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES

                  On and as of the date hereof and as of the Amendment Effective
Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

                  (a) this Amendment has been duly authorized, executed and
delivered by the Borrower and Group and constitutes a legal, valid and binding obligation of the Borrower and Group, enforceable against the Borrower and Group in accordance with its terms and the Credit Agreement as amended by this
Amendment and constitutes the legal, valid and binding obligation of the
Borrower and Group, enforceable against the Borrower and Group in accordance with its terms;

                  (b) each of the representations and warranties contained in
Article IV (Representations and Warranties) of the Credit Agreement, the other
Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective
Date, in each case as if made on and as of such date and except to the extent that such

representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit
Agreement as amended hereby and after giving effect to the amendments set forth herein;

                  (c) no Default or Event of Default has occurred and is
continuing (except for those that are duly waived); and

                  (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan
Document, in each case as amended hereby (if applicable).

                  SECTION 5. REFERENCE TO THE EFFECT ON THE LOAN DOCUMENTS

                  (a) As of the Amendment  Effective Date, each reference in the
Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit
Agreement (including, without limitation, by means of words like "thereunder,"
"thereof" and words of like import), shall mean and be a reference to the Credit
Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment
Effective Date.

                  (b) Except as expressly amended hereby or specifically  waived above, all of the terms and provisions of the Credit Agreement and all other
Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this
Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the
Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

                  (d) This Amendment is a Loan Document.

                  SECTION 6. EXECUTION IN COUNTERPARTS

                  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. GOVERNING LAW

                  This Amendment shall be governed by and construed in
accordance with the law of the State of New York.

                  SECTION 8. SECTION TITLES

                  The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

                  SECTION 9. NOTICES

                  All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

                  SECTION 10. SEVERABILITY

                  The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

                  SECTION 11. SUCCESSORS

                  The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  SECTION 12. WAIVER OF JURY TRIAL

                  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN
ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN
DOCUMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            WARNACO INC.,
                             as Borrower

                            By: /s/ Jay A. Galluzzo
                               --------------------
                               Name: Jay A. Galluzzo
                               Title: Vice President, General Counsel
                                      and Secretary

                            THE WARNACO GROUP, INC.,
                             as Group

                            By: /s/ Jay A. Galluzzo
                               --------------------
                              Name: Jay A. Galluzzo
                              Title: Vice President, General Counsel
                                     and Secretary

                            CITICORP NORTH AMERICA INC.,
                             as Administrative Agent and a Lender

                            By: /s/ Keith R. Gerding
                               ---------------------
                               Name: Keith R. Gerding
                               Title: Vice President

                            JPMORGAN CHASE BANK,
                             as Syndication Agent and a Lender

                            By: /s/ Illegible
                               ---------------------
                               Name: Illegible
                               Title: Vice President

                            BANK OF AMERICA, NA,
                             as a Co-Documentation Agent, an Issuer and a Lender

                            By: /s/ Kevin W. Corcoran
                               ----------------------
                             Name: Kevin W. Corcoran
                             Title: Vice President

                            THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                             as a Co-Documentation Agent and a Lender

                            By: /s/ Charles M. Carbone
                                ----------------------
                                Name: Charles M. Carbone
                                Title: Vice President

                            CONGRESS FINANCIAL CORPORATION (CENTRAL)
                             as a Co-Documentation Agent and a Lender

                            By: /s/ Anthony Vizgirda
                               ---------------------
                                Name: Anthony Vizgirda
                                Title: First Vice President

                            THE BANK OF NOVA SCOTIA,
                             as an Issuer and a Lender

                            By: /s/ Todd S. Meller
                                ------------------
                                Name: Todd S. Meller
                                Title: Managing Director

                            AMSOUTH BANK,
                             as a Lender

                            By:
                               -------------------
                               Name:
                               Title:

                            FLEET RETAIL FINANCE INC.,
                             as a Lender

                            By: /s/ Sally A. Sheehan
                                --------------------
                                Name: Sally A. Sheehan
                                Title: Managing Director

                            WELLS FARGO FOOTHILL (formerly, Foothill Capital
                             Corporation),
                             as a Lender

                            By: /s/ Patrick McCormack
                               ----------------------
                               Name: Patrick McCormack
                               Title: Assistant Vice President

                            GMAC COMMERCIAL FINANCE LLC,
                             as a Lender

                            By: /s/ Marline Alexander-Thomas
                                ----------------------------
                                Name: Marline Alexander-Thomas
                                Title: Vice President

                            MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL
                             LYNCH BUSINESS FINANCIAL SERVICES INC.,
                             as a Lender

                            By:
                               ------------------------------
                               Name:
                               Title:

                            NATIONAL CITY BUSINESS CREDIT, INC.,
                             as a Lender

                            By: /s/ Michael Fine
                                -----------------------------
                                Name: Michael Fine
                                Title: Director

                           LASALLE BUSINESS CREDIT, LLC,
                            as a Lender

                            By: /s/ Karoline Moxham
                               ------------------------------
                               Name: Karoline Moxham
                               Title: Vice President

                            ORIX FINANCIAL SERVICES, INC.,
                             as a Lender

                            By: /s/ Christopher L. Smith
                                ------------------------
                               Name: Christopher L. Smith
                               Title: Authorized Representative

                            PNC BANK, NATIONAL ASSOCIATION,
                             as a Lender

                            By:
                                -------------------------
                                Name:
                                Title:

                            SIEMENS FINANCIAL SERVICES, INC.,
                             as a Lender

                            By: /s/ Frank Amodio
                                -------------------------
                                Name: Frank Amodio
                                Title: Vice President - Credit

                            WHITEHALL BUSINESS CREDIT CORPORATION,
                             as a Lender

                            By:
                                --------------------------
                                Name:
                                Title:

                            UPS CAPITAL CORPORATION,
                             as a Lender

                            By:
                                --------------------------
                                Name:
                                Title:

                                                                      EXHIBIT A

                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY

                  Each of the undersigned Guarantors hereby consents to the
terms of the foregoing Amendment No. 2 in its capacity as a Guarantor under the
Credit Agreement and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified thereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified thereby).

                                         184 BENTON STREET, INC.
                                         A.B.S. CLOTHING COLLECTION, INC.
                                         ABBEVILLE MANUFACTURING COMPANY
                                         WARNACO SWIMWEAR INC.
                                         AUTHENTIC FITNESS ON-LINE, INC.
                                         WARNACO SWIMWEAR PRODUCTS, INC.
                                         AUTHENTIC FITNESS RETAIL INC.
                                         CALVIN KLEIN JEANSWEAR COMPANY
                                         CCC ACQUISITION CORP.
                                         C.F. HATHAWAY COMPANY
                                         CKJ HOLDINGS, INC.
                                         DESIGNER HOLDINGS LTD.
                                         GREGORY STREET, INC.
                                         JEANSWEAR HOLDINGS, INC.
                                         KAI JAY MANUFACTURING COMPANY
                                         MYRTLE AVENUE, INC.
                                         OUTLET HOLDINGS, INC.
                                         OUTLET STORES, INC.
                                         RIO SPORTSWEAR, INC.
                                         UBERTECH PRODUCTS, INC.
                                         WARNACO MEN'S SPORTSWEAR, INC.
                                         WARNACO PUERTO RICO, INC.
                                         WARNACO SOURCING INC.
                                         WARNACO U.S. INC.
                                         WARNER'S DE COSTA RICA INC.,
                                         as Guarantors

                                         By: /s/ Jay A. Galluzzo
                                            --------------------
                                             Name: Jay A. Galluzzo
                                             Title: Vice President

                                         PENHALIGON'S BY REQUEST, INC.,
                                          as Guarantor

                                         By: /s/ Jay A. Galluzzo
                                             -------------------
                                             Name: Jay A. Galluzzo
                                             Title: Vice President

                                         THE WARNACO GROUP, INC.,
                                          as Guarantor

                                         By: /s/ Jay A. Galluzzo
                                             -------------------
                                             Name: Jay A. Galluzzo
                                             Title: Vice President

                                         WARNACO INTERNATIONAL, LLC,
                                          as Guarantor

                                         By: /s/ Jay A. Galluzzo
                                            --------------------
                                         Name: Jay A. Galluzzo
                                         Title: Vice President